Exhibit 99.1

ABS New Issue Term Sheet

Bay View 2003-LJ-1 Owner Trust
Automobile Receivable Backed Notes

$193,287,508
(Approximate)

Bay View Acceptance Corporation
(Servicer)

Bay View Transaction Corporation
(Seller)

Financial Security Assurance Inc.
(Note Insurer)

August 6, 2003

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Structure Overview
Transaction Overview
Credit Enhancement
Priority of Payments
Collateral Summary
Collateral Type
Remaining Term
Contract Rate %
Model Year
FICO Score at Origination
Geographic Distribution
Sensitivity Analysis
Class I Planned Notional Principal Amount Schedule
FOR ADDITIONAL INFORMATION PLEASE CALL:
EX-23.2 Consent of PricewaterhouseCoopers LLP
EX-99.1 Material Provided to Prospective Investors

The analysis in this report is based on information provided by Bay View Acceptance Corporation (the “Servicer”). Neither UBS Securities LLC (“UBS”) nor Barclays Capital Inc. (“Barclays” and, together with UBS, the “Underwriters”) makes any representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by the Underwriters in reliance upon information furnished by the Servicer. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Underwriter nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS AND BARCLAYS ARE EACH ACTING AS AN UNDERWRITER AND NOT ACTING AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Bay View 2003-LJ-1 Owner Trust
Automobile Receivable Backed Notes
$193,287,508 (Approximate)

Structure Overview

				Expected Principal		Expected
	Approx.		Expected WAL	Window	Final Maturity	Ratings
Class	Size ($)(1)	Coupon	(years)(3)	(years)(3)	Date	S&P/ Moody's

A-1	24,300,000	Fixed	0.27	0.42	[8/25/2004]	A-1+ / P-1
A-2	62,525,000	Fixed	1.00	1.25	[3/25/2007]	AAA / Aaa
A-3	40,650,000	Fixed	2.00	0.92	[7/25/2008]	AAA / Aaa
A-4(2)	65,812,508	Fixed	3.44	2.83	[4/25/2012]	AAA / Aaa
I	149,344,458 (4)	Fixed	1.41 (5)	—	—	AAA / Aaa

Notes:

(1)	The Approximate Size is subject to a permitted variance of plus or minus 5%.

(2)	The interest rate for the Class A-4 Note for each Payment Date will be equal to its fixed rate per annum as set forth in the final Prospectus Supplement; provided that such interest rate will not exceed the “Net WAC Cap”, which will generally equal, for any Payment Date, the weighted average coupon rates for the Receivables, based on their respective principal balances, minus the sum of (a) a fraction equal to (i) the interest paid to the Class I Notes times twelve over (ii) the outstanding principal balance of the Receivables and (b) the sum of the annualized rates used to calculate the Servicing/Other Fees (as described herein).

(3)	Pricing assumes 1.6% ABS to maturity and other assumptions set forth in the Prospectus Supplement.

(4)	Initial notional principal amount. The Class I Notes are interest only securities and will not be entitled to receive payments of principal. The notional principal amount of the Class I Notes will be reduced as described herein.

(5)	Based on notional balance.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

Issuer:	Bay View 2003-LJ-1 Owner Trust (the “Trust”)

Seller:	Bay View Transaction Corporation

Servicer:	Bay View Acceptance Corporation (“BVAC”)

Backup Servicer:	Deutsche Bank Trust Company Americas

Stand-by Servicer:	Systems & Services Technologies, Inc.

Indenture Trustee:	Deutsche Bank Trust Company Americas

Collateral Agent:	Deutsche Bank Trust Company Americas

Owner Trustee:	Wilmington Trust Company

Co-Lead Managers:	UBS Securities LLC and Barclays Capital Inc.

Note Insurer:	Financial Security Assurance Inc. (“FSA”)

Offered Notes:	Approximately $193,287,508 fixed-rate notes (the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes, collectively the “Class A Notes”) and approximately $149,344,458 notional balance PAC IO Notes (the “Class I Notes”).

Assets of the Trust:	The Trust assets will include:

(i)	a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states of the United States of America, secured by new and used automobiles, light-duty trucks, sport utility vehicles, and vans, with an aggregate principal balance of approximately $193,287,508 as of the Cut-off Date (the “Receivables”);

(ii)	certain monies (including accrued interest) due in respect of the Receivables after the Cut-off Date;

(iii)	security interests in the related financed vehicles financed through the Receivables;

(iv)	funds on deposit in a collection account, a lock-box account and a payahead account;

(v)	any proceeds from claims and other amounts relating to insurance policies and other items financed under the Receivables or otherwise covering an obligor or a financed vehicle;

(vi)	any proceeds from the liquidation of the Receivables or financed vehicles;

(vii)	all property (including the right to receive future liquidation proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of the Receivable;

(viii)	the trust and servicing agreement and the purchase agreement to the extent each relates to the Receivables, or the Receivable files or the financed vehicles, including the right of the Seller to cause the originator to repurchase the Receivables and/or obtain indemnification for third party claims;

(ix)	all amounts received in respect of recourse rights against the dealers who originated the Receivables and any successor dealers;

(x)	the Receivable files and all other documents that the Seller or Servicer keeps on file in accordance with its customary procedures relating to the Receivables or the obligors or financed vehicles; and

(xi)	the proceeds of any and all of the foregoing.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

Expected Pricing:	On or about August 7, 2003

Closing Date:	On or about August 14, 2003

Cut-off Date:	July 31, 2003

Payment Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in September 2003.

Record Date:	The last day of the collection period related to the Payment Date.

Determination Date:	The Determination Date with respect to any Payment Date is on the 15th day of the month in which the Payment Date occurs or, if such day is not a business day, the first business day thereafter.

Interest Accrual Period:	With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate based on a 30/360 basis, during the prior calendar month.

With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at a fixed rate on an Actual/360 day basis.

Optional Redemption:	The Servicer may at its option purchase all the Receivables as of the last day of any Collection Period on which (1) the aggregate balance of the Receivables on the related Payment Date (after payment of all amounts to be paid on such Payment Date) will be equal to or less than 10% of the initial aggregate balance of the Receivables and (2) the notional principal amount of the Class I Notes is zero (or will be reduced to zero on or before the related Payment Date).

Optional Redemption Price:	The Optional Redemption Price for the Receivables will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of:

(1)	100% of the aggregate outstanding principal balance of the Class A Notes;

(2)	accrued and unpaid interest on the outstanding principal balance of the Notes at the weighted average contract rates of the Receivables; and

(3)	any amounts due to the Note Insurer, the Servicer, the Stand-by Servicer, the Indenture Trustee (including in its capacities as Backup Servicer and Collateral Agent) and the Owner Trustee.

Servicing/Other Fees:	The collateral is subject to certain monthly fees, including a servicing fee, stand-by servicing fee, Indenture Trustee fee, Owner Trustee fee and a premium payable to the Note Insurer.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

ERISA:	It is anticipated that the Offered Notes will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Notes.

Taxation:	In the opinion of special tax counsel to the Seller the Class A Notes and the Class I Notes will be characterized for federal income tax purposes as debt, and the Trust will not be treated as an association taxable as a corporation or as a “publicly traded partnership” taxable as a corporation.

The Seller, Issuer, the Indenture Trustee, the Owner Trustee and the noteholders will agree to treat the Offered Notes as debt.

Rule 2a-7:	The Issuer believes that the Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended, however the Issuer has not sought independent verification of such eligibility and any investor in the Class A-1 Notes should consult with their own legal advisors in determining whether the Class A-1 Notes will constitute legal investments for them under Rule 2a-7.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.

Prospectus:	The Offered Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the “Prospectus”). Important information with respect to the Offered Notes and the collateral, including the Receivables, is contained in the Prospectus. The material presented herein is qualified and superseded in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus. Potential investors in the Offered Notes should read the Prospectus in its entirety prior to making any investment decision.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Credit Enhancement

FSA Insurance Policy:	Simultaneously with the issuance of the Notes, FSA will deliver an insurance policy to the Indenture Trustee for the benefit of each holder of the Notes. Under the policy, FSA unconditionally and irrevocably guarantees the full and complete payment of (subject to the terms of the policy as described in the Prospectus):

(1)	monthly interest on the Class A Notes and the Class I Notes (subject to the Net WAC Cap with respect to interest on the Class A-4 Notes);

(2)	principal on the Class A Notes on their respective final maturity dates; and

(3)	any such payments which are subsequently avoided in whole or in part as a preference payment under applicable law.

Excess Spread:	The weighted average coupon rate on the Receivables is generally expected to be higher than the sum of (a) a fraction equal to (i) the monthly Servicing/Other Fees times twelve over (ii) the aggregate principal amount of the Receivables, (b) the weighted average pass-through rate on the Class A Notes, and (c) a fraction equal to (i) the interest due on the Class I Notes times twelve over (ii) the aggregate principal amount of the Receivables thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Notes on each Payment Date.

Spread Account:	On the Closing Date, the spread account depositor will establish the Spread Account with the Collateral Agent for the benefit of the Indenture Trustee, on behalf of the noteholders, and the Note Insurer. On the Closing Date, a deposit will be made into the Spread Account as provided in the spread account agreement. In addition, on each Payment Date, the Indenture Trustee will be required to deposit additional amounts into the Spread Account from Excess Spread. Amounts, if any, on deposit in the Spread Account will be available, to the extent provided in the spread account agreement, to fund any deficiency required under the spread account agreement to be funded on a Payment Date.

The aggregate amount required to be on deposit at any time in the Spread Account (the “Requisite Amount”) will be determined in accordance with the insurance agreement and the spread account agreement. The Requisite Amount may increase or decrease over time as a result of floors, caps and certain trigger events set forth in the insurance agreement or the spread account agreement. Amounts on deposit in the Spread Account on any Payment Date (after giving effect to all other payments made on such Payment Date) will be distributed in accordance with the spread account agreement.

There can be no assurance that the amounts on deposit in the Spread Account will reach the Requisite Amount or be available to make payments with respect to the Notes. Consequently, the noteholders should not rely on amounts on deposit in or to be deposited to the Spread Account as a source of repayment of the Offered Notes.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Class I Monthly Interest:	The Class I Notes are interest only notes and will not receive payments of principal. The interest rate for the Class I Notes is 1.45% per annum (the “Class I Interest Rate”). Interest on the Class I Notes will accrue on the notional principal amount of the Class I Notes at the Class I Interest Rate. Generally, the amount of interest payable to the Class I noteholders on each Payment Date is the product of (i) 1/12th of the Class I Interest Rate, and (ii) the notional principal amount as of the preceding Payment Date (after giving effect to any reduction of the notional principal amount on such Payment Date). The notional principal amount represents a designated principal component of the Receivables, originally approximately $149,344,458. Class I is a Planned Amortization Class (“PAC”) which has an initial prepayment protection band from 1.6% to 2.5% ABS (the reduction in the notional principal amount is based on the principal paydown schedule).

For the purpose of calculating the amount payable with respect to the Class I Notes, the aggregate Class A Note Balance will be divided into two principal components, the PAC Component and the Companion Component. The sum of the PAC Component and the Companion Component will at any time equal the then aggregate unpaid Class A Note Balance. The notional principal amount of the Class I Notes at any time will be equal to the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below:

The planned schedule for the amortization of the notional principal amount (the “Planned Notional Principal Amount Schedule”) is included herein. On each Payment Date, the amount of monthly principal allocated to the Class A noteholders will determine the reduction in the notional principal amount as follows:

(1)	To the PAC Component in an amount up to the amount necessary to reduce this balance to the balance specified in the Planned Notional Principal Amount Schedule for such Payment Date;

(2)	To the Companion Component, until the outstanding principal amount is reduced to zero; and

(3)	To the PAC Component, without regard to the planned notional principal amount until the outstanding principal amount of the PAC Component is reduced to zero.

The notional principal amount of the Class I Notes will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC Component declines.

If an event of default occurs under the indenture and the Note Insurer instructs the Indenture Trustee to liquidate all or part of the assets of the Trust, the Note Insurer will, subject to the terms of the policy described in the Prospectus, guarantee the continued payment of monthly interest to the Class I noteholders based on the Planned Notional Principal Amount Schedule for all remaining Payment Dates included in that schedule.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Class A Monthly Interest:	Generally, the amount of monthly interest payable to each class of Class A notes (other than the Class A-1 noteholders) on each Payment Date is the product of:

(i)	1/12th of the interest rate applicable to such class of notes; and

(ii)	the aggregate outstanding note principal balance of such class on the preceding Payment Date (after giving effect to all payments of principal to noteholders on such date) or, in the case of the first Payment Date, from the Closing Date.

Class A-1 Monthly Interest:	Generally, the amount of monthly interest payable to the Class A-1 noteholders on each Payment Date is the product of:

(i)	1/360th of the interest rate for the Class A-1 notes;

(ii)	the actual number of days from the previous Payment Date through the day before the related Payment Date or, in the case of the first Payment Date, from the Closing Date; and

(iii)	the aggregate outstanding note principal balance of the Class A-1 Notes on the preceding Payment Date (after giving effect to all payments of principal to noteholders on such date).

Net WAC Cap:	The amount of interest distributable to the Class A-4 Notes is subject to a Net WAC Cap. The FSA Insurance Policy does not cover any shortfall in interest on the Class A-4 Notes due to the application of the Net WAC Cap on any Payment Date to the Class A-4 interest rate. Such shortfalls will not be carried forward for future payment.

Class A Principal Payments:	On each Payment Date, the Indenture Trustee will pay principal to each class of Class A noteholders of record as of the Record Date. Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the Receivables pool during the previous calendar month.

Principal will be distributed to the Class A noteholders in the order of the alpha-numeric designation of each class of the Class A notes, starting with the Class A-1 notes and ending with the Class A-4 notes. For example, no principal will be distributed to the Class A-2 noteholders until the outstanding note balance of the Class A-1 notes has been reduced to zero.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Priority of Payments:	Unless an Event of Default has occurred and is continuing:

(1)	The monthly indenture trustee fee, including any overdue fees, to the Indenture Trustee;

(2)	Without duplication, an amount equal to the sum of (i) the amount of outstanding advances in respect of Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the Servicer determines to be unrecoverable, to the Servicer;

(3)	The monthly servicing fee, the stand-by servicing fee (the stand-by servicing fee paid under this clause will be subject to a cap), the indenture trustee fee, and the owner trustee fee, including any overdue fees, to the Servicer, Stand-by Servicer, Indenture Trustee or Owner Trustee as applicable;

(4)	Monthly interest, including any overdue monthly interest amounts, to the Class A noteholders and Class I noteholders;

(5)	Monthly principal, together with any overdue monthly principal, to the Class A noteholders in accordance with the principal payment sequence (as described above under “Class A Principal Payments”);

(6)	The insurance premium, unreimbursed draws on the policy, and all other amounts then due to the Note Insurer under the insurance agreement, to the Note Insurer;

(7)	To the Spread Account up to the required spread amount;

(8)	The monthly servicing fee, the stand-by servicing fee, the indenture trustee fee, and the owner trustee fee (to the extent not paid in clauses (1) or (3) above), to the Servicer, Stand-by Servicer, Indenture Trustee, or Owner Trustee, as applicable;

(9)	The amount of recoveries of advances (to the extent such recoveries have not been previously reimbursed to the Servicer pursuant to clause (2) above), to the Servicer; and

(10)	Any excess to the Spread Account for application in accordance with the spread account agreement.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

DESCRIPTION OF THE COLLATERAL

Collateral Summary

Statistics for the Receivables listed below are based on the Cut-off Date balances.

	Summary Statistics	Range (if applicable)

Number of Receivables:	7,315
Aggregate Current Principal Balance:	$193,287,508.30	$1,011.69 - $90,075.95
Average Current Principal Balance:	$26,423.45
Aggregate Original Principal Balance:	$205,023,190.42	$3,500.00 - $100,000.00
Average Original Principal Balance:	$28,027.78
New Vehicles:	46.40%
Used Vehicles:	53.60%
Automobiles:	39.54%
Light Duty Trucks:	25.99%
Sport Utility Vehicles:	29.33%
Wtd. Avg. Gross Coupon:	8.633%	2.900% - 20.000%
Simple Interest Receivables:	99.68%
Precomputed Receivables:	0.32%
Wtd. Avg. Original Term (months):	81	24 - 102 months
Wtd. Avg. Remaining Term (months):	75	6 - 96 months
Wtd. Avg. Borrower FICO at Origination(1):	730	527 - 852

Geographic Distribution (Top 5):	CA	27.84%
	TX	13.30%
	IL	12.31%
	AZ	8.45%
	FL	6.56%

(1) Non-zero weighted average FICO

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

The following tables represent set forth certain anticipated characteristics of the Receivables as of the Cut-off Date. The sum in any column may not equal the indicated total due to rounding.

Collateral Type

		Aggregate		Weighted
		Remaining	Original	Average
	Number of	Principal	Principal	Contract
Collateral Type	Receivables	Balance	Balance	Rate

New Automobiles	980	$27,353,341.15	$28,957,533.74	8.59%
New Light-Duty Trucks	912	28,416,695.26	29,891,008.59	8.28
New Sport Utility Vehicles	887	28,094,053.76	29,604,601.22	8.24
New Vans	193	5,820,976.15	6,125,190.15	8.44
Used Automobiles	2,071	49,076,216.27	52,656,155.38	8.65
Used Light-Duty Trucks	923	21,816,847.00	23,070,570.98	9.10
Used Sport Utility Vehicles	1,139	28,605,976.19	30,389,502.66	8.95
Used Vans	210	4,103,402.52	4,328,627.70	9.45

Total:	7,315	$193,287,508.30	$205,023,190.42	8.63%

Collateral Type

	Weighted	Weighted	% of Aggregate
	Average	Average	Original
Collateral Type	Remaining Term	Original Term	Principal Balance

New Automobiles	78	83	14.15%
New Light-Duty Trucks	80	85	14.70
New Sport Utility Vehicles	80	85	14.53
New Vans	80	85	3.01
Used Automobiles	69	75	25.39
Used Light-Duty Trucks	76	81	11.29
Used Sport Utility Vehicles	74	79	14.80
Used Vans	71	76	2.12

Total:	75	81	100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Remaining Term

			% of Aggregate
Range of	Number of	Aggregate Remaining	Remaining
Months Remaining	Receivables	Principal Balance	Principal Balance

12 months or less	21	$29,365.66	0.02%
13 - 24 months	20	119,823.30	0.06
25 - 36 months	59	713,418.99	0.37
37 - 48 months	160	2,630,333.40	1.36
49 - 60 months	813	16,486,426.30	8.53
61 - 72 months	1,944	47,253,597.56	24.45
73 - 84 months	3,056	88,747,812.10	45.91
85 - 96 months	1,242	37,306,730.99	19.30

Total:	7,315	$193,287,508.30	100.00%

Contract Rate %

			% of Aggregate
Range of	Number of	Aggregate Remaining	Remaining
Contract Rates (%)	Receivables	Principal Balance	Principal Balance

5.000 or less	9	$216,856.97	0.11%
5.001 - 7.000	863	24,833,679.73	12.85
7.001 - 7.500	555	16,199,311.12	8.38
7.501 - 8.000	1,083	31,283,485.49	16.18
8.001 - 8.500	748	21,065,964.43	10.90
8.501 - 9.000	1,275	35,056,649.99	18.14
9.001 - 9.500	740	20,537,219.37	10.63
9.501 - 10.000	754	18,939,015.25	9.80
10.001 - 10.500	334	7,947,319.57	4.11
10.501 - 11.000	326	7,044,338.19	3.64
11.001 - 11.500	134	2,537,718.06	1.31
11.501 - 12.000	151	2,726,544.68	1.41
12.001 - 12.500	69	1,130,796.16	0.59
12.501 - 13.000	92	1,532,150.41	0.79
13.001 - 13.500	38	521,176.56	0.27
13.501 - 14.000	57	835,989.02	0.43
14.001 or greater	87	879,293.30	0.45

Total:	7,315	$193,287,508.30	100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Model Year

			% of Aggregate
Model	Number of	Aggregate Remaining	Remaining
Year	Receivables	Principal Balance	Principal Balance

prior to 1990	116	$2,113,679.45	1.09%
1990	14	201,190.71	0.10
1991	27	420,686.90	0.22
1992	25	375,490.68	0.19
1993	33	450,420.91	0.23
1994	70	1,121,446.35	0.58
1995	108	1,877,262.13	0.97
1996	128	2,507,686.62	1.30
1997	210	4,111,912.57	2.13
1998	254	5,279,791.70	2.73
1999	620	13,929,648.25	7.21
2000	920	22,662,991.66	11.73
2001	850	21,526,851.79	11.14
2002	1,320	36,260,505.93	18.76
2003	2,568	78,674,468.96	40.70
2004	52	1,773,473.69	0.92

Total:	7,315	$193,287,508.30	100.00%

FICO Score at Origination

Range of			% of Aggregate
FICO	Number of	Aggregate Remaining	Remaining
Scores	Receivables	Principal Balance	Principal Balance

Not Available	5	$102,206.74	0.05%
600 or less	26	714,006.36	0.37
601 - 620	57	1,701,739.30	0.88
621 - 640	134	3,563,159.14	1.84
641 - 660	283	7,316,614.47	3.79
661 - 680	484	13,154,489.23	6.81
681 - 700	843	22,425,527.66	11.60
701 - 720	1,055	27,538,894.28	14.25
721 - 740	1,238	33,056,469.45	17.10
741 - 760	1,291	34,249,976.18	17.72
761 - 780	990	26,306,301.59	13.61
781 - 800	646	16,768,232.83	8.68
801 - 820	226	5,494,191.61	2.84
821 - 840	35	837,473.96	0.43
841 - 860	2	58,225.50	0.03

Total:	7,315	$193,287,508.30	100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Geographic Distribution

			% of Aggregate
	Number of	Aggregate Remaining	Remaining
State	Receivables	Principal Balance	Principal Balance

California	1,974	$53,814,399.88	27.84%
Texas	961	25,708,272.54	13.30
Illinois	938	23,786,651.64	12.31
Arizona	587	16,325,831.92	8.45
Florida	499	12,677,255.06	6.56
Michigan	416	10,139,684.20	5.25
Georgia	285	7,814,540.81	4.04
Oregon	258	6,809,198.02	3.52
New Mexico	250	6,491,958.39	3.36
Washington	191	5,538,506.68	2.87
Colorado	183	5,017,423.72	2.60
Indiana	158	3,579,978.93	1.85
North Carolina	127	3,232,280.24	1.67
Missouri	135	3,198,587.30	1.65
Nevada	111	2,927,294.99	1.51
Other	242	6,225,643.98	3.22

Total:	7,315	$193,287,508.30	100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Sensitivity Analysis

To Maturity

Class A-1 Notes
Pricing Speed[1]	1.00%	1.40%	1.60%	2.00%	2.50%

WAL	0.33	0.28	0.27	0.24	0.21
Principal Window	0.58	0.50	0.42	0.33	0.33

Class A-2 Notes
Pricing Speed[1]	1.00%	1.40%	1.60%	2.00%	2.50%

WAL	1.31	1.09	1.00	0.86	0.72
Duration	1.28	1.07	0.99	0.85	0.71
Principal Window	1.50	1.25	1.25	1.08	0.83

Class A-3 Notes
Pricing Speed[1]	1.00%	1.40%	1.60%	2.00%	2.50%

WAL	2.63	2.19	2.00	1.70	1.41
Duration	2.51	2.10	1.93	1.64	1.37
Principal Window	1.25	1.08	0.92	0.83	0.67

Class A-4 Notes
Pricing Speed[1]	1.00%	1.40%	1.60%	2.00%	2.50%

WAL	4.49	3.80	3.44	2.85	2.30
Duration	4.08	3.49	3.18	2.66	2.18
Principal Window	3.58	3.33	2.83	2.08	1.67

Class A-4 Notes-To Call
Pricing Speed[1]	1.00%	1.40%	1.60%	2.00%	2.50%

WAL	4.30	3.62	3.31	2.78	2.30
Duration	3.92	3.34	3.07	2.60	2.18
Principal Window	1.83	1.58	1.50	1.25	1.67

Class I Notes @ 1.86520
Prepayment Speed[1]	1.40%	1.60%	2.50%	2.51%	2.74%	2.75%

Yield	12.52%	4.50%	4.50%	4.42%	0.12%	-0.12%
WAL[2]	1.54	1.41	1.41	1.41	1.35	1.35
Duration	0.98	0.98	0.98	0.98	0.96	0.95
Payment Window	—	—	—	—	—	—

[1] %ABS

[2] Based on notional principal balance.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class I
Planned Notional Principal Amount Schedule

Month	Schedule

Initial Balance	149,344,458
1	144,047,117
2	138,804,618
3	133,617,603
4	128,486,723
5	123,412,632
6	118,395,995
7	113,437,480
8	108,537,762
9	103,697,525
10	98,917,458
11	94,198,256
12	89,540,624
13	84,945,271
14	80,412,915
15	75,944,279
16	71,540,094
17	67,201,101
18	62,928,044
19	58,721,677
20	54,582,761
21	50,512,064
22	46,510,361
23	42,578,436
24	38,717,081
25	34,927,093
26	31,209,281
27	27,564,459
28	23,993,449
29	20,497,082
30	17,076,197
31	13,731,642
32	10,589,797
33	7,898,748
34	5,602,573
35	3,657,200
36	2,089,224
37	979,373
38	290,732
39 and thereafter	0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2003-LJ-1 Owner Trust Automobile Receivable Backed Notes

FOR ADDITIONAL INFORMATION PLEASE CALL:

UBS Securities LLC

Asset Backed Finance
Shahid Quraishi	212-713-2728
Eric Marcus	212-713-4002
Reggie de Villiers	212-713-3055
Justyna Lobaza	212-713-3253
Olivier D’Meza	212-713-1427
Verdi Contente	212-713-2713
ABS Trading & Syndicate
Jack McCleary	212-713-4330
Stuart Lippman	212-713-2946
Nirav Vyas	212-713-2621

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.